Exhibit 32.2
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
          In connection with the accompanying Quarterly Report of AMS Health Sciences, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2005 (the “Report”), I, Reggie Cook, Chief Financial Officer of the Company, hereby certify that to my knowledge:
          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: November 17, 2005	/S/ REGGIE B. COOK
Reggie B. Cook
Chief Financial Officer